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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                       __________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 1994
                                                (May 6, 1994)



                      NEW PLAN REALTY TRUST
      (Exact Name of Registrant as Specified in Charter)


       Massachusetts            0-7532           13-1995781
(State or Other Jurisdiction  (Commission       (IRS Employer
      of Incorporation)       File Number)    Identification No.)



1120 Avenue of the Americas, New York, New York     10036
   (Address of Principal Executive Offices)       (Zip Code)



                         (212) 869-3000
       Registrant's telephone number, including area code




 (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition and Disposition of Assets

     Since the last Form 8-K filed by New Plan Realty Trust (the
"Company") dated April 7, 1994, the following property acquisitions were completed: On May 6, 1994, the Company acquired two shopping centers, Western Village Shopping Center and Brentwood Plaza from Western Southern Life Insurance Company.

          Western Village Shopping Center is located in Cincinnati, Ohio and consists of approximately 139,000 square feet of gross leasable area on approximately 13.0 acres. Western Village Shopping Center has space for 15 tenants and is currently 100% occupied. The major tenants are: Big Lots and Furrows Hardware.

          Brentwood Plaza is located in Cincinnati, Ohio and consists of approximately 234,000 square feet of gross leasable area on approximately 20 acres. Brentwood Plaza has space for 34 tenants and is currently 93.2% occupied. The major tenants are:
TJ Maxx, IGA Supermarket and a Hader Home Improvement Center.

          On May 12, 1994 the Company acquired the Hamilton Plaza
Shopping Center from Hamilton Plaza Associates and the Albany
Plaza Shopping Center from AmberJack, Ltd.

          Hamilton Plaza is located in Hamilton, New Jersey and consists of approximately 149,000 square feet of gross leasable area on approximately 18 acres. The center has space for eight tenants and is currently 97% occupied. The major tenants are:
Kmart and Acme Supermarket.

          Albany Plaza is located in Albany, Georgia and consists of approximately 114,500 square feet of gross leasable area on approximately seven acres. The center has space for 11 tenants and is currently 98.6% occupied. The major tenants are: Food Lion, Big Lots and Eckerd Drugs.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a) and (b)    Financial Statements of Businesses Acquired
                 and Pro Forma Financial Information.

     The aggregate purchase price of the four acquired properties described in Item 2 above (collectively, the "Properties") was approximately $26,000,000, all of which was paid by the Company in cash. The purchase price of the Properties individually represent less than 10% of the total unaudited assets of the Company.

     However, because the Properties when added to prior unaudited acquisitions exceeds 10% of the unaudited assets of the Company, audited statements of revenues and certain operating expenses relative to the Properties and pro forma condensed financial information reflecting the acquisition of the Properties will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this report on Form 8-K.


     (c)  Exhibits.

          None.


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 20, 1994

                                   NEW PLAN REALTY TRUST



                                   By:/s/ Michael I. Brown
                                      ____________________
                                      Michael I. Brown
                                      Chief Financial Officer